Survivor Dimensions
Variable Universal Life Insurance Policy
Issued by Southland Life Insurance Company
and
Southland Separate Account L1
Supplement dated July 23, 2002 to the Prospectus dated May 1, 2002

This supplement adds certain information to your May 1, 2002, prospectus. Please read it carefully and keep it with your prospectus for future reference.

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The following paragraph is hereby added to the end of the "Special Continuation Period" subsection on page 25 of the prospectus:

After the special continuation period, you may need to pay more than the minimum monthly premium to keep your policy in force. Paying only the minimum monthly premium does not guarantee that your policy will not lapse. In addition, if you pay only the minimum monthly premium you may be forgoing the advantage of helping to build the policy's account value.